================================================================================

   ANNUAL REPORT
   OCTOBER 31, 2000










                                 DEM EQUITY FUND
                                 DEM INDEX FUND

                                     [LOGO]


                           A DOMESTIC EMERGING MARKETS
                             INVESTMENT OPPORTUNITY





















                                                         THE CHAPMAN FUNDS, INC.
================================================================================

                          A MESSAGE TO OUR SHAREHOLDERS

     We are pleased to provide our annual report for shareholders of the DEM Equity Fund and DEM Index Fund for the fiscal year ended October 31, 2000.

     The DEM Equity Fund, which was launched on April 8, 1998, and the DEM Index Fund, launched on March 23, 1999, are pioneers in the "Domestic Emerging Markets" segment, which we believe offers exciting opportunities for investment. The Domestic Emerging Markets market segment is comprised of companies ("DEM Companies") that are controlled by African Americans, Asian Americans, Hispanic Americans or women and that are located in the United States and its territories (the "DEM profile").

     DEM Equity Fund, a non-diversified portfolio, seeks aggressive long-term growth through capital appreciation, the Fund invests in companies that we believe are positioned for growth within the Domestic Emerging Market segment. The Fund considers both capital appreciation and income in the selection of investments, but we place primary emphasis on capital appreciation.

     DEM Index Fund is an unmanaged index fund designed to track as closely as possible the performance of the DEM Index. The DEM Index was developed and is controlled by The Chapman Co., an investment banking affiliate of Chapman Capital Management, Inc., the Fund's investment adviser. It is a market capitalization weighted index of companies that meet the DEM Profile.

     We are pleased that the DEM Equity Fund total return (+42.91% for Institutional Shares and +41.69% for Investor Shares) and the DEM Index Fund total return (+25.12% for Institutional Shares and +24.47% for Investor Shares) outperformed their benchmark, the Russell 2000 Growth Index (+16.16%) during this twelve month period, which was marked by high market volatility and changing investor sentiment regarding large and small capitalization stocks and technology and "old economy" stocks.

     This period included the two strongest months of 1999, which served to boost the negative ten months-to-date of 2000 to a positive twelve-month gain in the Russell 2000 Growth Index. The U.S. economy showed continued, but slowing, economic growth and volatile market performance in 2000. In the course of the full twelve months, the Federal Reserve raised short-term interest rates four times (November, February, March and May) in order to slow an economy that they believed was growing too quickly to avoid the threat of inflation. The Federal Funds rate is currently 6 1/2% and the Discount Rate is 6%. As the economy slowed, in part due to the effects of increased interest rates, the Federal Reserve chose not to raise rates at three succeeding meetings in June, August and October. Strong economic growth in the Gross Domestic Product for the first and second quarters of 2000 slowed to 2.7% in the third quarter. Employment levels tightened to 3.9% in October along with rising hourly wage rates and continued mild inflation. Earnings warnings from major companies in the technology sector, renewed violence in the Middle East, and rising oil prices added to the strong market volatility in both September and October. The S&P 500 and Nasdaq hit new lows for the year in mid-October, and the Dow Jones Industrial Average dipped below 10000. A late October rally helped to regain some of the losses, but all the major indices incurred a year-to-date loss. The rally was driven by a strong earnings report by Microsoft and comments by Alan Greenspan that the nation's productivity boom was continuing and oil prices were not causing severe economic problems. Tax-driven sales of portfolio securities by mutual funds also spurred buying, as professional investors began to anticipate the bullish January effect of retirement saving inflows. Although investors jumped in to buy downtrodden technology stocks, a true rally is uncertain, as the Nasdaq composite remains 33% below its brief high above 5000 in March and over 17% below the beginning of the year.

     The 30-year Treasury Bond closed October at a yield of 5.79%, well below its close at October 29, 1999 of 6.16%, a shortage of long-term issues and the bond market's belief that the Federal Reserve has stopped raising rates for now. The yield curve lost its attempt to return to a normal pattern where short-term rates are lower than long-term rates. October ended with decidedly inverted rates, with only 10-year bonds yielding below 30-year bonds.

     Small capitalization stocks, with double-digit returns, outperformed large capitalization companies during the twelve-month period ended October 31, 2000. Specifically, the Russell 2000 Growth Index gained 16.16% for the twelve months ended October 31, 2000 compared to the S&P 500 Index's gain of 6.05%.

DEM EQUITY FUND PERFORMANCE REVIEW

     The DEM Equity Fund outperformed the Russell 2000 Growth Index, its benchmark, returning 42.91% for Institutional Shares and 41.69% for Investor Shares, compared to a 16.16% return for the Russell 2000 Growth Index for the twelve months ended October 31, 2000. We are pleased to report that the DEM Equity Fund's total net assets of $35,233,532 on October 31, 2000 have grown by 102% over the last twelve months. This increase is attributable to both a 61% net increase in additional investment in the Fund and to the strong stock performance of the DEM companies in the Fund's investment portfolio.

     Since the Fund's inception in April 1998, a $10,000 initial investment in the Fund's Investor Shares would have grown to $19,164 (including maximum sales charge of 4.75%), and a $10,000 initial investment in the Fund's Institutional Shares would have grown to $20,373. In comparison, the same initial investment in the Russell 2000 Growth Index for the same period would have grown to $11,747.

[GRAPH]

DEM EQUITY PERFORMANCE

                    Russell 2000 Growth     Institutional Shares     Investor Shares
April 8, 1998              10,000                  10,000                  9,525
Oct. 31, 1999              10,110                  14,255                 13,525
Oct. 31, 2000              11,747                  20,373                 19,164

           NOTE: PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

                           1 YEAR         AVERAGE ANNUAL
                            ENDED        SINCE INCEPTION*
INVESTOR SHARES
(WITH SALES CHARGE)        34.97%           28.84%
(WITHOUT SALES CHARGE)     41.69%           31.30%
INSTITUTIONAL SHARES       42.91%           31.94%
RUSSELL 2000 GROWTH        16.16%            6.47%


*April 8, 1998

         The Fund contains stocks in seven of the Russell 2000 Growth Index's twelve sectors. As shown in the following pie charts, we continue to weight the Fund heaviest in the Technology, Producer Durables, and Consumer Discretionary & Services sectors as of October 31, 2000. Within the Russell 2000 Growth Index, these same sectors gave returns of 17.31%, 18.83%, and -13.92%, respectively, for the twelve months ended October 31, 2000. The Russell 2000 Growth Index showed positive returns in six of the seven sectors represented within the Fund over the same period.

[CHART]
           DEM EQUITY FUND
          SECTOR WEIGHTINGS

AUTOS & TRANSPORTATION                 2.8%
UTILITIES                              0.2%
HEALTH CARE                            0.8%
TECHNOLOGY                            62.5%
CONSUMER DISCRETIONARY & SERVICES     12.6%
PRODUCER DURABLES                     15.1%
FINANCIAL SERVICES                     6.0%

[CHART]
        RUSSELL 2000 GROWTH
         SECTOR WEIGHTINGS

AUTOS & TRANSPORTATION                   1%
UTILITIES                                5%
HEALTH CARE                             25%
TECHNOLOGY                              32%
CONSUMER DISCRETIONARY & SERVICES       18%
PRODUCER DURABLES                       10%
FINANCIAL SERVICES                       9%

     Our top three performers over the last twelve months were technology companies: Nvidia Corporation (+461.8%), i2 Technologies (+330.7%) and Informatica Corporation (+161.6%). NVIDIA (NVDA) is a computer graphics firm headquartered in Santa Clara, California, which designs, develops and markets three dimensional graphics processors and related software to the mainstream personal computer market. Nvidia's stock split 2 for 1 in June and continued to climb steadily in price appreciation. i2 TECHNOLOGIES (ITWO), headquartered in Dallas, Texas, provides e-business solutions, services, marketplaces, fulfillment and product development services. i2's stock also split 2 for 1 in February, and continued to enjoy price appreciation as the year progressed. INFORMATICA CORPORATION (INFA), a Palo Alto, California company, develops and markets enterprise software services and products. Informatica's stock split 2 for 1 in March, and closed October within 10% of their 52 week high.

     The Fund's lowest three performers over the twelve months were Primus Telecommunications Group (-77.1%), Startec Global Communications (-71.9%), and Seranova (-69.9%). PRIMUS TELECOMMUNICATIONS GROUP (PRTL), headquartered in McLean, Virginia, is a global telecommunications company that offers long distance, internet access and data, web hosting and other related services to business and residential customers. Their reports of record breaking 1st, 2nd and 3rd quarter revenue and gross margin growth were not enough to offset the decline in the stock price as the company continued to use cash to build its infrastructure. We remain confident in the company's prospects as it has developed an extensive, global fiber network that can exploit the technology driving the convergence of voice, data, Internet and video applications into packets.

     STARTEC GLOBAL COMMUNICATIONS (STGC), headquartered in Bethesda, Maryland, provides integrated communications services including voice, data and Internet access. The company has suffered quarterly losses this year as it transitioned from a primarily circuit-switched wholesale business to focus upon the growth of higher-margin Internet-protocol-based digital services for voice traffic. Startec's 3rd quarter earnings are showed improved revenues and increasing higher-margin business customers driven by this strategy. Startec has also announced a merger agreement that will add to the company's commercial marketing and customer base.

     SERANOVA (SERA), located in Edison, New Jersey, and a spin-off of the DEM company Intelligroup, is a global provider of eBusiness consulting services using an offshore-based global delivery model. Losses during the year were driven by high spending on marketing, branding and building-out of the organization to prepare for the spin-off from its parent company in July, 2000. Although 3rd quarter earnings showed a one-cent loss, the revenue and margin continued to show strong growth, along with positive earnings before interest, taxes, and depreciation (EBITDA), compared to negative EBITDA in prior quarters. Seranova has also reported strong new client, project and international revenues growth. A merger expected to finalize during the 1st quarter 2001 will fill out Seranova's offerings of IT services to offer complete end-to-end solutions.

PORTFOLIO HIGHLIGHTS

     A new addition to the portfolio and our largest purchase in the last twelve months was Infospace, an Internet content company headquartered in Bellevue, Washington. Infospace provides commerce, information and communication infrastructure services to wireless devices, merchants and Web sites. Other new additions to the portfolio this year included technology companies that have felt the effect of the market's pullback from that sector. We closed out numerous positions in other technology companies that we believed would no longer remain competitive in their industry groups, balancing these losses against realized portfolio gains. Aspect Development was acquired by a fellow DEM company, i2 Technologies. i2 had grown to such a large portion of the portfolio due to the acquisition of Aspect Development and its own strong market performance that we sold a portion of our holdings to realize some gains and move toward attaining the appropriate security weighting in the Fund's investment portfolio.

TOP TEN PORTFOLIO HOLDINGS AS OF 10/31/00

STOCK                                            % OF TOTAL NET ASSETS
========================================================================
I2 TECHNOLOGIES                                                 20.7%
BROADVISION                                                      8.9
SOLECTRON                                                        7.1
NVIDIA                                                           4.9
LATTICE SEMICONDUCTOR                                            4.0
GEMSTAR INTERNATIONAL                                            3.7
UNIVISION                                                        2.7
ATLAS AIR                                                        2.4
POPULAR                                                          2.0
INFORMATICA                                                      1.9

DEM INDEX FUND PERFORMANCE REVIEW

         The DEM Index Fund outperformed the Russell 2000 Growth Index, its benchmark, returning 25.12% for Institutional Shares and 24.47% for Investor Shares, compared to a 16.16% return for the Russell 2000 Growth Index for the twelve months ended October 31, 2000. Much like most major indices, the DEM Index experienced substantial volatility over the 12-month period ended October 31, 2000. The DEM Index followed an almost uninterrupted upward path from the end of October 1999 through the beginning of March 2000. When the technology sector experienced a sudden reversal in March, the DEM Index dropped precipitously over the next four to five weeks. In subsequent months, the DEM Index rallied several times, but ended the twelve-month period substantially unchanged from the level reached in mid-April but well below the highs reached in early March. The DEM Index experienced a much stronger rise than other major indices in the early part of the twelve-month period and still managed to hold a significant portion of this gain over the year. Consequently, the DEM Index still managed to outperform these indices by a considerable margin.

         The DEM Index Fund has tracked the performance of the DEM Index fairly closely but, as is usually the case with index funds, the Fund's operating and management expenses caused it to trail the DEM Index. In addition, with only $284,000 in assets under management as of October 31, 2000, it is difficult to match the Fund weightings with those in the DEM Index in a cost-effective manner. Therefore, over the twelve-month period, Investor Share and Institutional Share performance is 0.84% and 0.19% below that of the DEM Index.

         Since the Fund's inception in March 1999, a $10,000 initial investment in the Fund's Investor Shares would have grown to $15,822 (including maximum sales charge of 4.75%), and a $10,000 initial investment in the Fund's Institutional Shares would have grown to $16,724. In comparison, the same initial investment in the Russell 2000 Growth Index for the same period would have grown to $13,229.

[GRAPH]

DEM INDEX PERFORMANCE

                    Russell 2000 Growth     Institutional Shares     Investor Shares
March 22, 1999             10,000                  10,000                  9,525
Oct. 31, 1999              11,389                  13,366                 12,711
Oct. 31, 2000              13,229                  16,724                 15,822

           NOTE: PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

                              1 YEAR       AVERAGE ANNUAL
                              ENDED        SINCE INCEPTION*
INVESTOR SHARES
(WITH SALES CHARGE)           18.56%         32.88%
(WITHOUT SALES CHARGE)        24.47%         37.07%
INSTITUTIONAL SHARES          25.12%         37.65%
RUSSELL 2000 GROWTH           16.16%         19.00%

March 23, 1999

     The changes in the portfolio were driven by many of the same trends occurring in the wider stock market. Technology stocks rode a wave of favorable investor sentiment through March 2000 before valuations came back to earth and the market in general and technology stocks in particular saw their prices plummet. Continuing news of dot com failures have had a negative impact on the shares of technology stocks for most of 2000. Some sectors held their values better than others. Among the better performing sectors were semiconductors and fiber optics. Among the top ten performers in the DEM Index Fund, six were in semiconductors and related fields, two were in fiber optics, one provides B-to-B e-commerce software and one is a biopharmaceutical company. FiberCore, Inc.
(FBCE) was our top performer, turning in a 1,175.5% gain over the twelve-month period ended October 31, 2000. The continued growth of data traffic over the Internet has caused an unsated demand for the installation of fiber optic cabling worldwide. Expanded uses for semiconductors beyond computer related products into everything from automobiles, cell phones and appliances to toys and building controls is driving demand for semiconductors. This was reflected in our semiconductor stocks, such as Merix Corp. (MERX), Oak Technology (OAKT), Nvidia Corp. (NVDA), Catalyst Semiconductor (CATS), Silicon Storage Technology
(SSTI) and Pericom Semiconductor (PSEM). These stocks advanced between 547.9%
(MERX) to 228.7% (PSEM). i2 Technologies (ITWO), a leading developer of supply chain software, is also increasingly viewed as an e-commerce play, a perception that helped this stock climb 330.7% during the period. Rounding out the top ten performing stocks in the Fund was Neopharm Inc (NEOL), a company that develops anti-cancer drugs. Neopharm gained 163.6% over this twelve-month period.

     The worst performers in the portfolio were affected by a variety of factors, some industry-wide and some company specific. Chromatics Color Sciences
(CCSI), our worst performer for the period, fell 83.3%. We believe that investors may be avoiding the stock due to the company's lack of revenue growth. Warnaco Group (WAC) stock fell 81.6% in the period due to a weak retail environment, several large inventory write-offs and a dispute with Calvin Klein over issues related to Warnaco's licenses for CK products. Open Market (OMKT) was among the weaker competitors in the B-to-B e-commerce software market, prompting a decline of 81.3% in its stock price. Rounding out the five worst performers are Agency.com (ACOM) and Marimba (MRBA), which fell 79.4% and 79.2%, respectively. Despite exhibiting strong revenue growth and positive cash flow, Agency.com suffered from investor disaffection with new economy stocks, particularly those with a ".com" in the name as more and more dot com businesses failed. Marimba also suffered as investors lost their enthusiasm for a once hot sector. Marimba provides Internet-based software management products under a model that was once called push technology. Despite solid sales growth and turning the corner to profitability in 2000, Marimba stock price has declined as other companies that used push technology under different models of push technology have struggled and investors turned sour on the entire sector.

     Overall, the number of stocks posting advances and those posting declines was fairly even, with 48 advancing and 51 declining.

             TOP TEN PORTFOLIO HOLDINGS AS OF 10/31/00

     STOCK                                             % OF TOTAL NET ASSETS
=============================================================================
GOLDEN WEST FINANCIAL                                            7.13%
UNIVISION COMMUNICATIONS                                         6.33
BROADVISION INC                                                  5.92
INFOSPACE INC                                                    3.66
ART TECHNOLOGY GROUP                                             3.34
NVIDIA CORP                                                      3.31
POPULAR INC                                                      3.05
NEW FOCUS INC                                                    2.98
VITRIA TECHNOLOGY                                                2.74
INFORMATICA CORP                                                 2.52

OUTLOOK

     The Federal Reserve's goal for the economy of a "soft landing", in which economic growth is slowed without resulting inflation or increased unemployment, is still uncertain. Although somewhat lower, consumer confidence remains at a historically high level. Long term, the technology sector appears to remain attractive, but from a "re-valued" position that brings price earnings ratios and valuations to a lower, more rational level. We believe that the near-term outlook remains favorable for equities based upon continued economic growth, low unemployment and low inflation. We believe that our strategy of investing for the long term, combined with a focus upon quality companies, helps to weather the normal ups and downs of the market.

     We thank you for your confidence and the opportunity to continue EARNING your business.

                                                     Sincerely,

                                                     /s/ NATHAN A. CHAPMAN, JR.
                                                     Nathan A. Chapman, Jr.
                                                     President

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
Schedule of Investments- October 31, 2000
================================================================================================================

                                                                                                    MARKET
                                                                                                    VALUE
   SHARES                                                                                         (NOTE 2)
--------------                                                                                 ---------------
                COMMON STOCK - 83.7 %

                AUTO & TRANSPORTATION - 2.5%
                AIR TRANSPORTATION
        23,000      Atlas Air, Inc.+ .........................................................  $   833,750
                                                                                               ---------------
                Total Auto & Transportation                                                         833,750
                                                                                               ---------------

                CONSUMER DISCRETIONARY - 10.5%
                FURNITURE
        13,500      Ethan Allen Interiors, Inc. ..............................................      394,875
                MEDIA/PUBLISHING
        25,000      Radio One, Inc., Class A + ...............................................      198,437
        30,000      Radio One, Inc., Class D + ...............................................      240,469
        25,000      Univision Communications, Inc.+ ..........................................      956,250
                RETAILERS
        22,500      PC Connection, Inc. + ....................................................      613,477
        20,000      Wet Seal, Inc., Class A + ................................................      375,000
                SOFTWARE & TECHNOLOGY SERVICE
        20,000      Advantage Learning , Inc. + ..............................................      593,750
        25,000      Proxicom, Inc. + .........................................................      337,500
                                                                                               ---------------
                Total Consumer Discretionary                                                      3,709,758
                                                                                               ---------------

                FINANCIAL SERVICES - 5.0%
                BANKS
         5,000      Carver Bancorp, Inc. .....................................................       36,250
        25,000      Popular, Inc. ............................................................      695,312
                FINANCIAL SERVICES
        20,000      Doral Financial Corporation ..............................................      357,500
        14,000      R&G Financial Corporation, Class B .......................................      137,375
                SOFTWARE & TECHNOLOGY SERVICE
         9,000      Advent Software, Inc. + ..................................................      538,313
                                                                                               ---------------
                Total Financial Services                                                          1,764,750
                                                                                               ---------------

                HEALTH CARE - 0.7%
                HEALTH CARE MANAGEMENT SERVICES
        16,000      Pediatrix Medical Group + ................................................      255,000
                                                                                               ---------------
                Total Health Care                                                                   255,000
                                                                                               ---------------

                PRODUCER DURABLE -12.6%
                COMMUNICATIONS
        22,500      Mastec, Inc. .............................................................      651,094
                TECHNOLOGY
        19,000      Gemstar International Group Limited + ....................................    1,302,687
        56,560      Solectron Corporation + ..................................................    2,488,640
                                                                                               ---------------
                Total Producer Durable                                                            4,442,421
                                                                                               ---------------


     See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
Schedule of Investments-October 31, 2000-Concluded
================================================================================================================

                                                                                                    MARKET
                                                                                                    VALUE
   SHARES                                                                                         (NOTE 2)
--------------                                                                                 ---------------
                COMMON STOCK  - CONTINUED

                TECHNOLOGY - 52.3%
                COMMUNICATIONS TECHNOLOGY
        10,000      Startec Global Communications Corporation + ..............................  $    45,000
                COMPUTERS
        10,000      Vitech America, Inc. .....................................................       41,563
                SOFTWARE & TECHNOLOGY SERVICES
        15,000      Autodesk , Inc. ..........................................................      330,937
       106,000      Broadvision, Inc. + ......................................................    3,153,500
         7,000      Computer Associate International + .......................................      223,125
        43,000      i2 Technologies, Inc. + ..................................................    7,310,000
         8,000      IMR Global Corporation + .................................................       66,000
         7,000      Informatica Corporation + ................................................      661,500
        30,000      Infospace, Inc. + ........................................................      603,750
        25,000      Netscout System, Inc. ....................................................      467,188
        15,000      Network Commerce, Inc. ...................................................       44,531
        15,000      Numerical Technologies ...................................................      307,500
        15,000      OSI Systems, Inc. ........................................................      119,063
        13,000      Seranova, Inc. ...........................................................       52,000
         6,000      Sycamore Networks, Inc. + ................................................      379,500
                TECHNOLOGY
        25,000      Amkor Technology, Inc. ...................................................      562,500
        48,000      Lattice Semiconductor Corporation + ......................................    1,401,000
         7,000      New Focus, Inc. ..........................................................      444,500
        28,000      Nvidia Corporation + .....................................................    1,739,937
        15,000      Osicom Technologies ......................................................      480,000
                                                                                               ---------------
                Total Technology                                                                 18,433,094
                                                                                               ---------------

                UTILITIES - 0.1%
                COMMUNICATIONS
        10,000      Primus Telecommunications Group + ........................................       50,625
                                                                                               ---------------
                Total Utilities                                                                      50,625
                                                                                               ---------------

                Total Common Stock (Cost $16,403,233).........................................   29,489,398
                                                                                               ---------------

                SHORT-TERM INVESTMENTS - 16.4%
                MONEY MARKET ACCOUNT - 16.4%
     5,791,679      UMB Money Market Fiduciary Account .......................................    5,791,679
                                                                                               ---------------
                Total Short-Term Investments (Cost $5,791,679)................................    5,791,679
                                                                                               ---------------

                Total Investments (Cost $22,194,912)- 100.1% .................................   35,281,077
                Other Assets Less Liabilities - (0.1%) .......................................      (47,545)
                                                                                               ---------------
                Net assets - 100.0% ..........................................................  $35,233,532
                                                                                               ===============

     + Non-income producing security for the year ended October 31, 2000.


     See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
Schedule of Investments - October 31, 2000
================================================================================================================

                                                                                                    MARKET
                                                                                                    VALUE
   SHARES                                                                                         (NOTE 2)
--------------                                                                                 ---------------
                COMMON STOCK - 86.5%

                AUTO & TRANSPORTATION -1.0 %
                AIR TRANSPORTATION
            82      Atlas Air, Inc. + ........................................................  $    2,973
                                                                                               ---------------
                Total Auto & Transportation                                                          2,973
                                                                                               ---------------

                CONSUMER DISCRETIONARY & SERVICES - 13.0%
                APPAREL
            29      Donna Karan International + ..............................................         154
                CONSUMER PRODUCTS
           120      Martha Stewart Living, Class A + .........................................       3,007
            26      Movado Group, Inc. .......................................................         374
            10      National Presto Industries, Inc. .........................................         304
                CONSUMER SERVICES
            80      INFOUSA , Inc. + .........................................................         260
                ENTERTAINMENT
            11      Hollywood.Com, Inc. + ....................................................          83
                FURNITURE
           100      Ethan Allen Interiors, Inc. ..............................................       2,925
                MEDIA/PUBLISHING
            50      Radio One, Inc., Class A + ...............................................         397
           100      Radio One, Inc., Class D + ...............................................         801
           127      Spanish Broadcasting + ...................................................       1,143
           528      Univision Communications, Inc. + .........................................      20,196
                RETAILERS
            61      PC Connection, Inc. + ....................................................       1,663
            17      Wet Seal, Inc. + .........................................................         319
                SOFTWARE & TECHNOLOGY SERVICE
            88      Advantage Learnings, Inc. + ..............................................       2,613
           110      Proxicom, Inc. + .........................................................       1,485
           155      Starmedia Network, Inc. + ................................................         949
                TEXTILES
            78      The Warnaco Group, Inc., Class A .........................................         205
                                                                                               ---------------
                Total Consumer Discretionary                                                        36,878
                                                                                               ---------------

                CONSUMER STAPLES - 1.7%
                CONSUMER PRODUCTS
            24      Natures Sunshine Products ................................................         170
                FOOD
           121      Tootsie Roll Industries, Inc. ............................................       4,643
                                                                                               ---------------
                Total Consumer Staples                                                               4,813
                                                                                               ---------------


     See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
Schedule of Investments - October 31, 2000 - Continued
================================================================================================================

                                                                                                    MARKET
                                                                                                    VALUE
   SHARES                                                                                         (NOTE 2)
--------------                                                                                 ---------------
                COMMON STOCK - CONTINUED

                FINANCIAL SERVICES - 15.1%
                BANKS
            12      Cathay Bancorp, Inc. .....................................................  $      592
            17      First Indiana Corporation ................................................         391
            39      First Bank Puerto Rico ...................................................         895
            20      GBC Bancorp ..............................................................         638
           406      Golden West Financial ....................................................      22,761
            14      Hamilton Bancorp, Inc. + .................................................         210
            30      International Bancshares .................................................       1,074
           350      Popular, Inc. ............................................................       9,734
                FINANCIAL SERVICES
            64      Doral Financial Corp. ....................................................       1,144
            18      Oriental Financial Group, Inc. ...........................................         220
            39      R&G Financial Corp., Class B .............................................         383
                INVESTMENT MANAGEMENT
            30      Siebert Financial Corporation ............................................         188
                MEDIA/PUBLISHING
            13      Value Line, Inc. .........................................................         453
                SOFTWARE & TECHNOLOGY SERVICE
            69      Advent Software + ........................................................       4,127
                                                                                               ---------------
                Total Financial Services                                                            42,810
                                                                                               ---------------

                HEALTH CARE - 1.8%
                BIOTECHNOLOGY
            70      Tanox, Inc. + ............................................................       2,607
                HEALTH CARE
            35      Pediatrix Medical Group + ................................................         558
                MEDICAL PRODUCTS
            11      ICU Medical, Inc. + ......................................................         275
                MEDICAL SUPPLIES
           155      Celsion Corporation + ....................................................         310
                PHARMACEUTICAL
            39      Akorn, Inc. + ............................................................         180
            32      First Horizon Pharmaceuticals + ..........................................         668
            54      Genelabs Technologies, Inc. + ............................................         282
            11      Neopharm, Inc. + .........................................................         399
                                                                                               ---------------
                Total Health Care                                                                    5,279
                                                                                               ---------------

                MATERIALS AND PROCESSING - .1%
                BUILDING MATERIALS
             7      Puerto Rican Cement Company, Inc. ........................................         215
                                                                                               ---------------
                Total Materials and Processing                                                         215
                                                                                               ---------------


     See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
Schedule of Investments - October 31, 2000 - Continued
================================================================================================================

                                                                                                    MARKET
                                                                                                    VALUE
   SHARES                                                                                         (NOTE 2)
--------------                                                                                 ---------------
                COMMON STOCK  - CONTINUED

                PRODUCER DURABLES - 1.1%
                COMMUNICATIONS
            88      Mastec, Inc. + ...........................................................  $    2,547
                RETAILERS
            32      Electronics Boutique Holdings + ..........................................         500
                                                                                               ---------------
                Total Producer Durable                                                               3,047
                                                                                               ---------------

                TECHNOLOGY - 49.9%
                COMMUNICATIONS
           125      Accelerated Networks + ...................................................       1,742
            46      Egain Communications + ...................................................         299
            40      Sunrise Telecommunications + .............................................         995
                ELECTRONICS
            21      Merix Corporation + ......................................................         981
            60      Pericom Semiconductor Corporation + ......................................       1,590
            28      Tripath Technology, Inc. + ...............................................         819
                SOFTWARE & TECHNOLOGY SERVICE
            53      Agency.Com Limited + .....................................................         557
            13      APA Optics, Inc. + .......................................................         143
           170      ART Technology Group + ...................................................      10,668
           130      Autodesk, Inc. ...........................................................       2,868
           100      Avant! Corporation + .....................................................       1,681
           635      Broadvision, Inc. + ......................................................      18,891
            47      Complete Business Solutions, Inc. + ......................................         488
            50      Crossworlds Software + ...................................................         584
            36      Cysive, Inc. + ...........................................................         286
            56      Embarcadero Technology, Inc. + ...........................................       3,385
            34      Imanage, Inc. + ..........................................................         132
            46      IMRGlobal Corporation + ..................................................         379
            85      Informatica Corporation + ................................................       8,032
           580      Infospace, Inc. + ........................................................      11,672
           106      Igate Capital Corporation + ..............................................         537
            48      Keynote Systems, Inc. + ..................................................       1,152
            37      Marimba, Inc. + ..........................................................         220
            24      Netcreations, Inc. + .....................................................         179
            45      Netiq Corporation + ......................................................       3,876
            43      Netscout Systems, Inc. + .................................................         804
            27      Netsol International + ...................................................         240
            30      Numerical Technologies + .................................................         615
            18      NetGuru + ................................................................          90
            55      Network Commerce, Inc. + .................................................         163
            73      Open Market + ............................................................         242
           100      Pinnacle Systems, Inc. + .................................................       1,262
            75      Selectica, Inc. + ........................................................       1,978
           116      Sonicwall, Inc. + ........................................................       1,733
            51      Syntel, Inc. + ...........................................................         481


     See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM INDEX FUND
Schedule of Investments - October 31, 2000 - Concluded
================================================================================================================

                                                                                                    MARKET
                                                                                                    VALUE
   SHARES                                                                                         (NOTE 2)
--------------                                                                                 ---------------
                COMMON STOCK  - CONTINUED

                SOFTWARE & TECHNOLOGY SERVICE (Continued)
            28      Telecommunication Systems, Class A + .....................................  $      441
            45      V-One Corporation + ......................................................          83
            25      Viador, Inc. + ...........................................................         116
           325      Vitria Technology + ......................................................       8,734
            30      Webex, Inc. + ............................................................       1,352
                TECHNOLOGY
           335      Amkor Technology, Inc. + .................................................       7,537
           103      Alliance Semiconductor + .................................................       2,060
            35      Catalyst Semiconductor + .................................................         269
            54      ESS Technology, Inc. + ...................................................         837
            79      Fibercore, Inc. + ........................................................         494
            73      Komag, Inc. + ............................................................         132
           252      Lattice Semiconductor + ..................................................       7,355
           150      New Focus, Inc. + ........................................................       9,525
           170      Nvidia Corporation + .....................................................      10,564
           135      Oak Technology, Inc. + ...................................................       3,788
            21      Osicom Technologies, Inc. + ..............................................         672
           100      Silicon Laboratories + ...................................................       2,806
           225      Silicon Storage Technology + .............................................       5,119
            18      Trident Microsystems, Inc. + .............................................         154
                                                                                               ---------------
                Total Technology                                                                   141,802
                                                                                               ---------------

                UTILITIES - 2.8%
                COMMUNICATIONS
            80      Entravision Communications, Class A + ....................................       1,415
            77      Primus Telecommunications Group + ........................................         390
                UTILITIES
           250      American Water Works, Inc. + .............................................       6,094
                                                                                               ---------------
                Total Utilities                                                                      7,899
                                                                                               ---------------

                Total Common Stock (Cost $267,951) - 86.5% ...................................     245,716
                Other Assets Less Liabilities - 13.5% ........................................      38,338
                                                                                               ---------------
                Net Assets - 100% ............................................................  $  284,054
                                                                                               ===============

     + Non-income producing security for the year ended October 31, 2000.


     See notes to financial statements

THE CHAPMAN FUNDS, INC.

Statements of Assets and Liabilities - October 31, 2000
================================================================================

                                                                                      DEM EQUITY FUND       DEM INDEX FUND
                                                                                     --------------------------------------
  ASSETS:
  Investments in securities at value (cost $16,403,233 and $267,951,
      respectively) .............................................................        $29,489,398             $245,716
  Short-term investments ........................................................          5,791,679                    -
  Cash ..........................................................................                  -               73,537
  Receivable for shares sold ....................................................              3,387                1,782
  Interest and dividends receivable .............................................             23,139                   61
  Receivable from investment advisor ............................................             14,286                8,712
  Other assets ..................................................................              4,622                4,969
                                                                                     --------------------------------------
       Total assets .............................................................         35,326,511              334,777
                                                                                     --------------------------------------

  LIABILITIES:
  Payable for shares repurchased ................................................              8,219                    -
  Accrued expenses ..............................................................             84,760               50,723
                                                                                     --------------------------------------
       Total liabilities ........................................................             92,979               50,723
                                                                                     --------------------------------------

  NET ASSETS                                                                             $35,233,532             $284,054
                                                                                     ======================================

  NET ASSETS CONSIST OF:
  Paid-in capital ...............................................................        $22,338,783             $241,870
  Accumulated net realized gain (loss) on investments ...........................           (191,416)              64,419
  Net unrealized appreciation (depreciation) of investments .....................         13,086,165              (22,235)
                                                                                     --------------------------------------
  Net Assets                                                                             $35,233,532             $284,054
                                                                                     ======================================

  NET ASSET VALUE AND REDEMPTION PRICE PER:
  Institutional Shares:
       ($34,252,047 / 1,176,587 shares outstanding and $167,231 / 7,393 shares
         outstanding, respectively) .............................................           $29.11                $22.62
                                                                                     ======================================
  Investor Shares:
       ($981,485 / 34,144 shares outstanding and  $116,823 / 5,199 shares
         outstanding, respectively) .............................................           $28.75                $22.47
                                                                                     ======================================

  OFFERING PRICE PER INVESTOR SHARES:
       Net asset value ..........................................................           $28.75                $22.47
       Sales Charge (maximum of 4.75% of offering price) ........................             1.43                  1.12
                                                                                     --------------------------------------
       Offering price ...........................................................           $30.18                $23.59
                                                                                     ======================================


  See notes to financial statements

THE CHAPMAN FUNDS, INC.

Statements of Operations  - For the year ending October 31, 2000
================================================================================

                                                                                      DEM EQUITY FUND       DEM INDEX FUND
                                                                                     --------------------------------------
  INVESTMENT INCOME:
  Dividends .........................................................................  $     31,356         $     648
  Interest ..........................................................................       212,602                 -
                                                                                     --------------------------------------
       Total investment income ......................................................       243,958               648
                                                                                     --------------------------------------

  EXPENSES:
  Management and administrative fees ................................................       342,036             2,463
  Distribution fees .................................................................        82,529               651
  Transfer agent fees ...............................................................        81,881            43,142
  Fund accounting fees ..............................................................        36,421            46,528
  Registration fees .................................................................        89,891            13,505
  Professional fees .................................................................        49,385            28,905
  Shareholder reports ...............................................................        36,387            18,291
  Custody fees ......................................................................             -             6,509
  Directors fees ....................................................................         6,584             5,419
  Other .............................................................................        48,710            16,173
                                                                                     --------------------------------------
       Total expenses before reimbursement/waiver ...................................       773,824           181,586
  Expenses reimbursed/waived ........................................................      (272,948)         (175,978)
                                                                                     --------------------------------------
       Net expenses .................................................................       500,876             5,608
                                                                                     --------------------------------------

       Net investment loss ..........................................................      (256,918)           (4,960)
                                                                                     --------------------------------------

  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions ...............................        (8,783)           69,484
  Net change in unrealized appreciation/depreciation of investments .................     7,489,064           (47,315)
                                                                                     --------------------------------------
       Net realized and unrealized gain on investments ..............................     7,480,281            22,169
                                                                                     --------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................  $  7,223,363         $  17,209
                                                                                     ======================================


  See notes to financial statements

THE CHAPMAN FUNDS, INC.

Statements of Changes in Net Assets
================================================================================

                                                                                            DEM EQUITY FUND
                                                                                   ----------------------------------
                                                                                     FOR THE YEAR     FOR THE YEAR
                                                                                        ENDED             ENDED
                                                                                     OCTOBER 31,      OCTOBER 31,
                                                                                         2000             1999
                                                                                   ----------------------------------
  INCREASE/(DECREASE) IN NET ASSETS:
  OPERATIONS:
  Net investment loss ..........................................................    $     (256,918)   $     (294,099)
  Net realized loss on investment transactions .................................            (8,783)         (140,466)
  Net change in unrealized appreciation/depreciation of investments ............         7,489,064         7,245,970
                                                                                   ----------------------------------
       Net increase in net assets from operations ..............................         7,223,363         6,811,405
                                                                                   ----------------------------------

  CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold:
       Institutional Shares ....................................................        12,563,797         2,328,837
       Investor Shares .........................................................           526,553           204,046
                                                                                   ----------------------------------
  Total proceeds from shares sold ..............................................        13,090,350         2,532,883
                                                                                   ----------------------------------

  Cost of shares repurchased
       Institutional Shares ....................................................        (2,386,808)          (36,448)
       Investor Shares .........................................................          (119,939)          (33,383)
                                                                                   ----------------------------------
  Total cost of shares repurchased .............................................        (2,506,747)          (69,831)
                                                                                   ----------------------------------
       Increase in net assets from capital share transactions ..................        10,583,603         2,463,052
                                                                                   ----------------------------------

  Total increase in net assets .................................................        17,806,966         9,274,457

  NET ASSETS:
  Beginning of year ............................................................        17,426,566         8,152,109
                                                                                   ----------------------------------
  End of year ..................................................................    $   35,233,532    $   17,426,566
                                                                                   ==================================

  See notes to financial statements

THE CHAPMAN FUNDS, INC.

================================================================================

                                                                                            DEM INDEX FUND
                                                                                   ----------------------------------
                                                                                                        MARCH 23,
                                                                                     FOR THE YEAR        1999(1)
                                                                                         ENDED           THROUGH
                                                                                      OCTOBER 31,       OCTOBER 31,
                                                                                         2000              1999
                                                                                   ----------------------------------
  INCREASE/(DECREASE) IN NET ASSETS:
  OPERATIONS:
  Net investment loss ..........................................................       $  (4,960)        $    (778)
  Net realized gain on investment transactions .................................          69,484            10,769
  Net change in unrealized appreciation/depreciation of investments ............         (47,315)           25,080
                                                                                   ----------------------------------
       Net increase in net assets from operations ..............................          17,209            35,071
                                                                                   ----------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain:
       Institutional Shares ....................................................          (9,217)                -
       Investor Shares .........................................................            (970)                -
                                                                                   ----------------------------------
  Total distributions ..........................................................         (10,187)                -
                                                                                   ----------------------------------

  CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Shares sold:
       Institutional Shares ....................................................               -           100,014
       Investor Shares .........................................................         134,963            11,164

  Distributions reinvested:
       Institutional Shares ....................................................           9,217                 -
       Investor Shares .........................................................             970                 -
                                                                                   ----------------------------------
  Total proceeds from shares sold ..............................................         145,150           111,178
                                                                                   ----------------------------------

  Shares repurchased:
       Institutional Shares ....................................................               -                 -
       Investor Shares .........................................................         (14,090)             (277)
                                                                                   ----------------------------------
  Total cost of shares repurchased .............................................         (14,090)             (277)
                                                                                   ----------------------------------
       Increase in net assets from capital share transactions ..................         131,060           110,901
                                                                                   ----------------------------------

  Total increase in net assets .................................................         138,082           145,972

  NET ASSETS:
  Beginning of period ..........................................................         145,972                 -
                                                                                   ----------------------------------
  End of period ................................................................       $ 284,054         $ 145,972
                                                                                   ==================================


  See notes to financial statements


------------------------------------
(1) Commencement of operations.

THE CHAPMAN FUNDS, INC.

Financial Highlights
================================================================================
THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE SINCE THE INCEPTION OF THE FUND. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. IT SHOULD BE READ IN CONJUNCTION WITH FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                       DEM EQUITY FUND - INSTITUTIONAL SHARES
                                                                -----------------------------------------------------
                                                                     FOR THE YEAR     FOR THE YEAR       APRIL 8,
                                                                        ENDED            ENDED       1998(1) THROUGH
                                                                     OCTOBER 31,       OCTOBER 31,     OCTOBER 31,
                                                                        2000             1999             1998
                                                                -----------------------------------------------------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period .........................         $20.37           $11.58          $14.29
                                                                -----------------------------------------------------

  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss(2)........................................           (.24)            (.40)           (.29)
  Net realized and unrealized gain (loss) on investments .......           8.98             9.19           (2.42)
                                                                -----------------------------------------------------
       Total from investment operations ........................           8.74             8.79           (2.71)
                                                                -----------------------------------------------------
  DISTRIBUTIONS:
  From net investment income ...................................           -                -               -
  From net realized gains on investments .......................           -                -               -
                                                                -----------------------------------------------------
       Total distributions .....................................           -                -               -
                                                                -----------------------------------------------------

  Net asset value, end of period ...............................         $29.11           $20.37          $11.58
                                                                =====================================================

  TOTAL RETURN(3)...............................................          42.91%           75.91%         (18.96)%

  RATIOS / SUPPLEMENTAL DATA:
  Ratios to Average Net Assets:
       Expenses (net of reimbursement/waiver) ..................           1.52%            2.97%           4.30%
       Expenses prior to reimbursement/waiver ..................           2.36%            3.00%           4.30%
       Net investment loss .....................................          (0.78)%          (2.64)%         (4.06)%
  Supplemental Data:
       Net Assets, end of period (000 omitted) .................         $34,252          $17,006          $8,107
       Portfolio turnover rate .................................            31%              17%             18%


  See notes to financial statements





------------------------------------
(1) Commencement of operations. Ratios have been annualized and total return has not been annualized
(2) Net investment loss per share was calculated using the average shares method.
(3) Total Return represents the return that an investor would have earned or lost on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions).

THE CHAPMAN FUNDS, INC.

Financial Highlights
================================================================================
THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE SINCE THE INCEPTION OF THE FUND. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. IT SHOULD BE READ IN CONJUNCTION WITH FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                         DEM EQUITY FUND - INVESTOR SHARES
                                                                -----------------------------------------------------
                                                                  FOR THE YEAR       FOR THE YEAR        APRIL 8,
                                                                      ENDED             ENDED        1998(1) THROUGH
                                                                   OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                                       2000              1999              1998
                                                                -----------------------------------------------------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period .........................         $20.29         $11.58            $14.29
                                                                -----------------------------------------------------

  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss(2)........................................           (.45)          (.45)             (.29)
  Net realized and unrealized gain (loss) on investments .......           8.91           9.16             (2.42)
                                                                -----------------------------------------------------
       Total from investment operations ........................           8.46           8.71             (2.71)
                                                                -----------------------------------------------------
  DISTRIBUTIONS:
  From net investment income ...................................           -              -                 -
  From net realized gains on investments .......................           -              -                 -
                                                                -----------------------------------------------------
       Total distributions .....................................           -              -                 -
                                                                -----------------------------------------------------

  Net asset value, end of period ...............................         $28.75         $20.29            $11.58
                                                                -----------------------------------------------------

  TOTAL RETURN(3)...............................................         41.69%           75.21%          (18.96)%

  RATIOS / SUPPLEMENTAL DATA:
  Ratios to Average Net Assets:
       Expenses (net of reimbursement/waiver) ..................          2.59%            3.25%            4.55%
       Expenses prior to reimbursement/waiver ..................          3.20%            3.50%            4.80%
       Net investment loss .....................................         (1.47)%          (2.90)%          (4.31)%
  Supplemental Data:
       Net Assets, end of period (000 omitted) .................          $981             $421              $45
       Portfolio turnover rate .................................           31%              17%              18%


  See notes to financial statements



------------------------------------
(1) Commencement of operations. Ratios have been annualized and total return has not been annualized
(2) Net investment loss per share was calculated using the average shares method.
(3) Total Return represents the return that an investor would have earned or lost on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions), excluding the effect of any sales charge.

THE CHAPMAN FUNDS, INC.

Financial Highlights
================================================================================
THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE SINCE THE INCEPTION OF THE FUND. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. IT SHOULD BE READ IN CONJUNCTION WITH FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                          DEM INDEX FUND -
                                                                         INSTITUTIONAL SHARES
                                                                  ----------------------------------
                                                                                      MARCH 23,
                                                                   FOR THE YEAR        1999(1)
                                                                       ENDED           THROUGH
                                                                    OCTOBER 31,       OCTOBER 31,
                                                                       2000              1999
                                                                  ----------------------------------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period ..........................       $19.10           $14.29
                                                                  ----------------------------------

  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss(2).........................................         (.52)            (.19)
  Net realized and unrealized gain on investments ...............         5.36             5.00
                                                                  ----------------------------------
       Total from investment operations .........................         4.84             4.81
                                                                  ----------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments ........................        (1.32)            -
                                                                  ----------------------------------
       Total distributions ......................................        (1.32)            -
                                                                  ----------------------------------

  Net asset value, end of period ................................       $22.62           $19.10
                                                                  ==================================

  TOTAL RETURN(3)................................................        25.12%           33.66%

  RATIOS/SUPPLEMENTAL DATA:
  Ratios to Average Net Assets:
       Expenses (net of reimbursement/waiver) ...................         2.00%            2.40%
       Expenses prior to reimbursement/waiver(4).................         N.M.             N.M.
       Net investment loss ......................................        (1.74)%          (1.94)%
  Supplemental Data:
       Net Assets, end of period ................................      $167,230         $133,676
       Portfolio turnover rate ..................................         58%              87%


  See notes to financial statements



------------------------------------
(1) Commencement of operations. Ratios have been annualized and total return has not been annualized.
(2) Net investment loss per share was calculated using the average shares method.
(3) Total Return represents the return that an investor would have earned or lost on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions).
(4) The gross expenses to average net assets has not been presented as it is deemed to be not meaningful. CCM has agreed to contractually limit the total annual operating expenses (excluding income, excise and other taxes and extraordinary expenses) to 2.00% of average daily net assets until at least December 31, 2010.

THE CHAPMAN FUNDS, INC.

Financial Highlights
================================================================================
THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE SINCE THE INCEPTION OF THE FUND. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. IT SHOULD BE READ IN CONJUNCTION WITH FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                          DEM INDEX FUND -
                                                                           INVESTOR SHARES
                                                                  ----------------------------------
                                                                                       MARCH 23,
                                                                    FOR THE YEAR        1999(1)
                                                                        ENDED          THROUGH
                                                                     OCTOBER 31,      OCTOBER 31,
                                                                        2000             1999
                                                                  ----------------------------------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period ..........................       $19.07           $14.29
                                                                  ----------------------------------

  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss(2) ........................................         (.64)            (.23)
  Net realized and unrealized gain on investments ...............         5.36             5.01
                                                                  ----------------------------------
       Total from investment operations .........................         4.72             4.78
                                                                  ----------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments ........................        (1.32)            -
                                                                  ----------------------------------
       Total distributions ......................................        (1.32)            -
                                                                  ----------------------------------

  Net asset value, end of period ................................       $22.47           $19.07
                                                                  ==================================

  TOTAL RETURN(3) ...............................................        24.47%           33.45%

  RATIOS/SUPPLEMENTAL DATA:
  Ratios to Average Net Assets:
       Expenses (net of reimbursement/waiver) ...................         2.69%            2.69%
       Expenses prior to reimbursement/waiver(4).................         N.M.             N.M.
       Net investment loss ......................................        (2.44)%          (2.23)%
  Supplemental Data:
       Net Assets, end of period ................................      $116,823         $12,296
       Portfolio turnover rate ..................................         58%              87%


  See notes to financial statements



------------------------------------
(1) Commencement of operations. Ratios have been annualized and total return has not been annualized.
(2) Net investment loss per share was calculated using the average shares method.
(3) Total Return represents the return that an investor would have earned or lost on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions), excluding the effect of any sales charge.
(4) The gross expenses to average net assets has not been presented as it is deemed to be not meaningful. CCM has agreed to contractually limit the total annual operating expenses (excluding income, excise and other taxes and extraordinary expenses) to 2.69% of average daily net assets until at least December 31, 2010.

THE CHAPMAN FUNDS, INC.

Notes To Financial Statements - October 31, 2000
================================================================================

NOTE 1 - GENERAL

The Chapman Funds, Inc. (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Company currently offers three series; DEM Index Fund , DEM Equity Fund, and the Chapman U.S. Treasury Money Fund. The Company has registered three additional series, which are currently not operating: Chapman Institutional Cash Management Fund, DEM Multi-Manager Equity Fund, and DEM Multi-Manager Bond Fund.. These financial statements pertain to the DEM Equity Fund and DEM Index Fund (the "Funds"). The Funds offers two classes of shares, Institutional Shares and Investor Shares. The Institutional Shares are sold without a sales load, and the Investor Shares have a maximum 4.75% front-end sales load.

The DEM Equity Fund is a non-diversified portfolio that seeks aggressive long-term growth through capital appreciation from investments in companies that are located in the United States and its territories and that are controlled by African Americans, Asian Americans, Hispanic Americans or women.

The DEM Index Fund seeks to match as closely as possible, the DEM Index, an index developed and controlled by The Chapman Co., an investment banking affiliate of Chapman Capital Management, Inc., the Fund's investment advisor. The DEM Index is comprised of companies that are located in the Untied States and its territories and that are controlled by African Americans, Asian Americans, Hispanic Americans or women.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION - Portfolio securities primarily traded on an exchange are valued at the last quoted sales price for that day. Securities traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities are valued through valuations obtained from an independent pricing service or as determined in good faith by the Board of Directors. Investments in short-term securities having a maturity of 60 days or less are valued at amortized cost.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund intend to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income.

DISTRIBUTIONS TO STOCKHOLDERS - Distributions to shareholders of the Fund from net investment income, if any, are declared and paid quarterly. Distributions from net realized gains, if any, are declared and paid annually in December.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND OTHER - The Funds account for security transactions on a trade date basis. Realized gains and losses on sales of securities are determined using the specific identification method for both financial and income tax reporting purposes. Interest income and expenses are recorded on an accrual basis. Income and common expenses are allocated on a daily basis to each class based on its respective net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

THE CHAPMAN FUNDS, INC.

================================================================================

NOTE 3 - INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Chapman Capital Management, Inc. ("CCM") is the investment adviser for the Funds. Each Fund pays CCM an advisory fee at an annual rate of .90% of the Fund's average daily net assets, and an administration fee at an annual rate of
 .15% of the Fund's average daily net assets.

CCM has agreed to contractually limit the total annual operating expenses (excluding income, excise and other taxes and extraordinary expenses) of DEM Equity Fund to 1.25% and 2.00% of average daily net assets of the Institutional Shares and Investor Shares, respectively, until at least December 31, 2010. Prior to March 19, 2000, CCM voluntarily agreed to limit such expenses to 2.00% and 3.00% of average daily net assets of Institutional Shares and Investor Shares, respectively.

CCM has agreed to contractually limit the total annual operating expenses (excluding income, excise and other taxes and extraordinary expenses) of DEM Index Fund to 2.00% and 2.69% of average daily net assets of the Institutional Shares and Investor Shares, respectively, until at least December 31, 2010.

PFPC, Inc. ("PFPC"), serves as the Funds' Transfer and Dividend Paying Agent and Accounting Agent pursuant to an Investment Company Services Agreement. As compensation for transfer agent services, each Fund pays PFPC an account fee plus an additional class fee. As compensation for accounting services, each Fund pays PFPC a fee based on its average daily net assets plus an additional class fee.

Pursuant to Rule 12b-1 under the 1940 Act, The Chapman Co., an affiliate of CCM and the distributor of the Fund (the "Distributor"), receives a fee under the Investor Shares Distribution Plan for stockholder and distribution services at an annual rate of .75% (up to .25% stockholder service fee and .50% distribution fee) of the average daily net assets of each Fund attributable to the Investor Shares. The Distributor has voluntarily limited such fee of DEM Equity Fund to an aggregate of .50% of average daily net assets (up to .25% stockholder service fee and .25% distribution fee) and has voluntarily waived such fee in its entirety during fiscal year 2000 with respect to DEM Index Fund. These voluntary limits are not contractual and could change. For the year ended October 31, 2000, total distribution fees waived were $1,092 and $148, respectively. The Distributor also receives a fee under the Institutional Shares Distribution Plan for stockholder administrative and distribution services at an annual rate of
 .25% of the average daily net assets of each Fund attributable to the Institutional Shares. At October 31, 2000, expenses payable to The Chapman Co. for DEM Equity Fund and DEM Index Fund distribution services was $7,411 and $64, respectively.

For the year ended October 31, 2000, The Chapman Co., earned commissions on sales of Investor Shares of DEM Equity Fund and DEM Index Fund amounting to $25,011 and $6,316, respectively, and received brokerage commissions related to Fund portfolio transactions of $41,167 and $431, respectively.

NOTE 4 - CAPITAL SHARE TRANSACTIONS

The Company is authorized to issue 10 billion full and fractional shares of common stock, par value $.001 per share, of which 1 billion shares have been designated for each of the Funds' classes.

THE CHAPMAN FUNDS, INC.

================================================================================

NOTE 4 - CAPITAL SHARE TRANSACTIONS - CONTINUED

Transactions in shares of the respective classes were as follows:

                                                          DEM EQUITY FUND                       DEM INDEX FUND
                                                  ---------------------------------    ----------------------------------
                                                                                                            MARCH 23,
                                                    FOR THE YEAR    FOR THE YEAR         FOR THE YEAR        1999(1)
                                                        ENDED           ENDED                ENDED           THROUGH
                                                       OCTOBER         OCTOBER              OCTOBER         OCTOBER 31,
                                                      31, 2000         31, 1999            31, 2000            1999
                                                  ---------------------------------    ----------------------------------
  Shares sold:
       Institutional Shares ......................     416,224          137,228                   -            6,999
       Investor Shares ...........................      17,390           19,345               5,047              663
  Shares issued as reinvestment of dividends:
       Institutional Shares ......................           -                -                 394                -
       Investor Shares ...........................           -                -                  42                -
  Shares repurchased:
       Institutional Shares ......................     (74,633)          (2,023)                  -                -
       Investor Shares ...........................      (3,990)          (2,514)               (535)             (18)
                                                  ---------------------------------    ----------------------------------
  Net increase in shares outstanding .............     354,991          152,036               4,948            7,644
                                                  =================================    ==================================

  NOTE 5 - INVESTMENT TRANSACTIONS

  Excluding short-term obligations, purchases of investment securities and proceeds from sales during the year ending October 31, 2000 were as follows:

                                           COST OF PURCHASES            PROCEEDS FROM SALES
                                      ----------------------------------------------------------
     DEM EQUITY FUND .............               $13,792,470                    $8,553,857
     DEM INDEX FUND ..............                  $229,780                      $140,291

  The following balances are as of October 31, 2000:

                                      COST FOR FEDERAL      TAX BASIS (NET)     TAX BASIS          TAX BASIS
                                         INCOME TAX           UNREALIZED         (GROSS)            (GROSS)
                                           PURPOSES          DEPRECIATION       UNREALIZED         UNREALIZED
                                                                               APPRECIATION      (DEPRECIATION)
                                     ---------------------------------------------------------------------------
     DEM EQUITY FUND ...........         $22,303,954          $12,977,123       $15,709,374        ($2,732,251)
     DEM INDEX FUND ............            $268,058             ($22,342)          $36,136           ($58,478)

At October 31, 2000, DEM Equity Fund had capital loss carryforwards for federal income tax purposes of $82,374, which expire in 2007.

NOTE 6 - DIRECTOR'S FEES AND RELATED PARTIES

Certain officers and directors of the Company are "affiliated persons", as defined in the 1940 Act, of the adviser. For the year ended October 31, 2000, these "affiliated persons" did not receive any compensation from the Company or the Funds.


(1) Commencement of operations

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The Chapman Funds, Inc. - DEM Equity Fund and DEM Index Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DEM Equity Fund and DEM Index Fund (the "Funds") as of October 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at October 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 8, 2000

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE DEM EQUITY FUND AND DEM INDEX FUND PROSPECTUS


                                     [LOGO]


                                THE CHAPMAN FUNDS
                   A MEMBER OF THE CHAPMAN GROUP OF COMPANIES




                       TRANSFER AND DIVIDEND PAYING AGENT
                                       AND
                                ACCOUNTING AGENT:

                                   PFPC, INC.
                               3200 HORIZON DRIVE
                                  PO BOX 61503
                            KING OF PRUSSIA, PA 19406
                                 1-800-441-6580

                               INVESTMENT ADVISER:

                        CHAPMAN CAPITAL MANAGEMENT, INC.
                         WORLD TRADE CENTER - BALTIMORE
                        401 EAST PRATT STREET, 28TH FLOOR
                            BALTIMORE, MARYLAND 21202
                                 (410) 625-9656

                                   CUSTODIAN:

                                 UMB BANK, N.A.
                                928 GRAND AVENUE
                        KANSAS CITY, MISSOURI 64141-6226

                                  DISTRIBUTOR:

                                 THE CHAPMAN CO.
                         WORLD TRADE CENTER - BALTIMORE
                        401 EAST PRATT STREET, 28TH FLOOR
                            BALTIMORE, MARYLAND 21202
                                 (410) 625-9656

        FOR SHAREHOLDER INQUIRIES CALL THE CHAPMAN CO. AT 1-800-752-1013
                                       OR
                          PFPC, INC. AT 1-800-441-6580